UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 7, 2012

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

(423) 855-0001
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On May 7, 2012, CBL & Associates Properties, Inc. (the “Company”) held its annual meeting of stockholders. Among the items approved at the annual meeting was the adoption of the CBL & Associates Properties, Inc. 2012 Stock Incentive Plan (the “2012 Plan”). A description of the 2012 Plan can be found in the Company's definitive proxy statement for the annual meeting dated March 26, 2012 (the “Proxy”) in the section entitled “Proposal 4 - Approval of the CBL & Associates Properties, Inc. 2012 Stock Incentive Plan,” which is incorporated herein by reference. This description is qualified in its entirety by reference to the 2012 Plan attached hereto as Exhibit 10.5.8 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2012, the Company held its annual meeting of stockholders. The matters that were submitted to a vote of stockholders and the related results are as follows:

1.    The following directors were elected to one-year terms that expire in 2013:

•	John N. Foy (77,307,162 votes for, 49,166,513 votes withheld, 13,126,705 broker non-votes and no abstentions),

•	Thomas J. DeRosa (82,595,148 votes for, 43,878,527 votes withheld, 13,126,705 broker non-votes and no abstentions), and

•	Matthew S. Dominski (70,001,745 votes for, 56,471,930 votes withheld, 13,126,705 broker non-votes and no abstentions).

The following additional directors are presently serving three-year terms, which continue beyond the 2012 annual meeting of stockholders:

•	Stephen D. Lebovitz (term expires in 2013),

•	Kathleen M. Nelson (term expires in 2013),

•	Winston W. Walker (term expires in 2013),

•	Charles B. Lebovitz (term expires in 2014),

•	Gary L. Bryenton (term expires in 2014), and

•	Gary J. Nay (term expires in 2014).

2.    Deloitte & Touche, LLP was ratified as the Company's independent registered public accountants for its fiscal year ending December 31, 2012 (136,404,685 votes for, 3,114,289 votes against, 81,406 abstentions and no broker non-votes).

3.    The advisory vote on the Company's executive compensation program for its named executive officers, as disclosed in the Company's proxy statement for the 2012 annual meeting, was approved (122,974,351 votes for, 1,934,804 votes against, 1,564,521 abstentions and 13,126,705 broker non-votes).

4.    The proposal to approve the adoption of the CBL & Associates Properties, Inc. 2012 Stock Incentive Plan was approved (120,550,454 votes for, 5,832,678 votes against, 90,544 abstentions and 13,126,705 broker non-votes).

Item 9.01	Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired

Not applicable

(b)    Pro Forma Financial Information

Not applicable

(c)    Shell Company Transactions

Not applicable

(d)    Exhibits

Exhibit Number	Description
10.5.8	CBL & Associates Properties, Inc. 2012 Stock Incentive Plan.

99.1
“Proposal 4 - Approval of the CBL & Associates Properties, Inc. 2012 Stock Incentive Plan,” appearing on pages 52-60 of the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on March 26, 2012 is incorporated by reference herein. *

* SEC File No. 1-12494

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ John N. Foy
John N. Foy
Vice Chairman of the Board,
Chief Financial Officer, Treasurer and Secretary

Date: May 10, 2012